Q1 2010 Company Overview Q110 Company Overview Exhibit 99.2

Forward-Looking Statements
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation
Reform Act of 1995, including statements about the future financial and operational performance of the Company.
These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of April 29, 2010, and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “forecast,” “opportunity,”
"intends" and “expects," among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income, earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.’s business.
Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: continued or prolonged adverse economic conditions leading to decreased consumer and business spending; changes in our relationships and contractual agreements with travel suppliers or global distribution system partners; adverse changes in senior management; the rate of growth of online travel; our inability to recognize the benefits of our investment in technologies; changes in the competitive environment, the e-commerce industry and broadband access and our ability to respond to such changes; declines or disruptions in the travel industry (including those caused by adverse weather, bankruptcies, health risks, war and/or terrorism); the rate of online migration in the various geographies and markets in which Expedia, Inc. operates, including Eastern Europe and Asia; fluctuations in foreign exchange rates; risks related to our long term indebtedness, including the ability to access funds as and when needed;
changing laws, rules and regulations and legal uncertainties relating to our business; Expedia, Inc.’s ability to expand successfully in international markets; possible charges resulting from, among other events, platform migration; failure to realize cost efficiencies; the successful completion of any future corporate transactions or acquisitions; the integration of current and acquired businesses; and other risks detailed in Expedia, Inc.’s public filings with the SEC, including Expedia, Inc.’s annual report on Form 10-K for the year ended December 31, 2009.
Except as required by law, Expedia, Inc. undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are included in Appendix B.
Q110 Company Overview

45%
44%
43%
42%
41%
40%
39%
38%
37%
36%
35%
2006
2007
2008 (E)
2009 (E)
2010 (E)

Q110 Company Overview
Global Opportunity
Sizeable
markets
Higher growth
online
Penetration
tailwinds
OTA Share of
Online
Bookings
OTA share
stabilizing
CAGR
2006 2007 2008 2009 (E) 2010 (E) ‘06 – ‘10
Travel Market Size:
U.S. 251 264 271 241 236 -2%
Europe 320 337 334 300 299 -2%
APAC 238 244 215 202 212 -3%
3 Region Total  809 845 820 743 747 -2%
Online Bookings:
U.S. 123 138 137 135 139 3%
Europe 68 84 95 95 103 11%
APAC 21 26 31 36 44 20%
3 Region Online 212 248 263 266 286 8%
Europe & APAC 89 110 126 131 147 13%
Online Penetration:
U.S. 49% 52% 51% 56% 59%
Europe 21% 25% 28% 32% 34%
APAC 9% 11% 14% 18% 21%
3 Region Online Pen. 26% 29% 32% 36% 38%
Figures in $billions
Sources: U.S. Online Travel Overview 8  Edition Update: 2009 – 2010 (April 2009); U.S.
Corporate Travel Distribution 4   Edition (July 2009); European Online Travel Overview 5
Edition (October 2009); European figures assume Euro/USD exchange rate in each period of $1.40; APAC data - PhoCusWright Asia Pacific Online Travel
Overview – Third Edition, August 2009 & EyeForTravel APAC Overview April 2007.
APAC data excludes managed travel.
th
th
th

Q110 Company Overview
World’s Largest and Most Intelligent Travel Marketplace
Suppliers Customers
Hotels
Airlines
Car rental companies
Cruise lines
Global distribution
system (GDS) partners
Advertisers
Leisure travelers
Corporate travelers
Travel service providers
(“white label”)
Offline retail travel
agents
Secure superior quality supply & maintain price competitiveness
Intelligently match supply & demand
Empower and inspire travelers to find and build the right trip
Enable suppliers to reach travelers in a unique & value-additive way
Aggressively expand our global presence & demand footprint
Achieve excellence in technology, people and processes to make quality, consistency & efficiency the foundation of our marketplace
Travel
products
Travel info
Technology

Expedia

hotels.com

Hotwire.com

tripadvisor

EGENCIA
AN EXPEDIA, INC. COMPANY

venere.com

艺龙旅行网
eLong.com

CLASSIC VACATIONS

expedia inc.

Q110 Company Overview
Expedia - the Travel Sector Leader
1
Sources: comScore
MediaMetrix, November, 2009 & company data; ² See
Appendix B for reconciliation of non-GAAP to GAAP numbers. Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments, and certain legal reserves and occupancy tax charges. Adj. EBITDA includes gains/(losses) from revenue hedges.
Global presence & portfolio of category leading brands
Premier
Brand
Portfolio
#1 Online Travel Agency (OTA) globally, with presence in
19 countries
Leading hotel specialist globally, with over 70
localized sites
Leading value-based travel provider
#1 online travel
community,
operating in North America,
Europe & APAC
Key Statistics
1
• Traffic (March 2010 unique visitors): 72mm
• TTM 3.31.10 number of transactions: 60mm
TTM 3.31.10
•Gross bookings: $  23.2b
•Revenue: $    3.0b
•OIBA
2
: $774mm
•Adjusted EBITDA
2
$878mm
• $7.1b market cap (April 16, 2010)
• Member of S&P 500 & NASDAQ 100
stock indices

Q110 Company Overview
Largest Worldwide Audience
Source: comScore MediaMetrix, March 2010
1 Denotes Expedia’s percentage difference over next largest competitor
U.S. Worldwide
0
5
10
15
20
25
30
UV's
0
100
200
300
400
500
600
700
Min Spent Online Page Views
0
10
20
30
40
50
60
70
80
UV's
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
1,300
Min Spent Online Page Views
+168%
+154%
+122%
+188%
+174%
+116%
Orbitz
Yahoo Travel Priceline
Travelocity
1
1
1
1
1
1

Q110 Company Overview
Expedia’s Virtuous Cycle
Growth /
Scale
More travelers
Compelling supplier &
advertising channel
Better
supplier economics
Cash flow to invest in
improved traveler
experience
User-generated content
Scale drives opportunity to enhance supplier, traveler & advertiser value propositions, reward stakeholders
More ad
revenue

Q110 Company Overview
Revenue by Product  & Geography
Product Categories (TTM 3.31.10) Geographic  Split (TTM 3.31.10)
Hotel
64%
Revenue
Air
12%
* Hotel & Advertising – 75% of revenue base and
key revenue / profitability drivers
* Europe & other international markets benefit
from earlier stage online penetration
* Significant international growth anticipated,
with a target of 50+% of total revenue from
international
Domestic
62%
Revenue
International
38%
Advertising
& Media
11%
Car, Cruise & Other
13%
Business mix shifting to hotel & advertising, increasingly global
Source: Company financial reports; some numbers may not add due to rounding.

Q110 Company Overview
Product Category - Hotel
Business Overview
Merchant Model / Illustrative Transaction
Hotels
(Supplier)
Travelers
Revenues to Expedia:
•Spread between the discounted rate provided
by suppliers and sales price paid by travelers
•Service fees from travelers
Other:
•Cash received on booking, revenue recognized
at stay
•Revenue margin higher than the agency model
•Merchant hotel
Expedia merchant of record with no inventory risk
Expedia receives cash upfront from travelers, pays hoteliers several weeks later
Some control over pricing, higher margins & ability to package opaquely with other products
1 - 3 year contracts with major chain lodging properties
Consultative account management brings industry leading intelligence to hoteliers
• Agency hotel small but growing in importance with acquisition of Venere & launch of Expedia Easy
Manage
Reduced E.com service
fees beginning Apr-09
Sample Expedia Revenue:
$350 night stay at luxury hotel
Cost to Traveler
Cost to Expedia
$350
$280
Revenue to Expedia¹
$70
1
Includes service fee and spread

30%
20%
10%
0%
-10%
-20%
-30%
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Hotel Revenue
ADRs
Room Nights Stayed

expedia inc.

Q110 Company Overview
Trended Worldwide Hotel Growth Statistics (y/y)
Source: Company financial reports . 2005 – 2007 data is for merchant hotel only; 2008 – 2010 data is for both agency and merchant hotel.

Expedia Media Solutions
VirtualTourist
tripadvisor
airfarewatchdog.com
OneTime
bookingbuddy
TravelPod
Holiday Watchdog
TravelLibrary
smarterTRAVEL
Cruise Critic
SeatGuru
IndependentTraveler.com
FlipKey

$209
$239
$268
$282
$292
$295
$299
$311
$337
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10

expedia inc.

Q110 Company Overview
25.0
30.0
0.2
0.7
2.9
5.0
10.0
20.0
15.0
0.0
4.0
8.0
12.0
16.0
20.0
24.0
28.0
32.0
Oct 03 Oct 04 Oct 05 Jun 06 Jun 07May08 Oct08 Jul09 Nov09
Travel supplier advertising on Expedia’s ww sites
Reviews with social networking
Search tool for fares
Travel blogs
European holiday reviews
Destination services, hotels & vacation rentals
Editorial info and deals
Cruise reviews & community
UGC seat maps and airline info
Guides and bargains
Vacation rental reviews
Product Category - Advertising & Media
Ad & Media Brand Portfolio
Business Overview
•Two primary businesses –
•TripAdvisor Media Network (leading global collection
of user-generated content sites)
•Expedia Media Solutions (monetizing global
Expedia, Hotels & Hotwire sites beyond
transactions)
•TTM revenue of $337mm, +15% y/y
TripAdvisor Reviews and Opinions – Robust Growth
TripAdvisor TripAdvisor Reviews & Opinions (mm) Reviews & Opinions (mm)
•Offer advertisers targeted audiences
•CPC, CPM & subscription based ad models
•TripAdvisor leverages industry-leading SEM & SEO
capabilities
•Robust user-generated content and selection draws in users
Growth in TTM Net Advertising Revenues
1
Trailing twelve months; growth due in part to acquisitions
Revenue Drivers
Sources: Company financial reports, TripAdvisor press releases.
1

Q110 Company Overview
Product Category - Air
Business Overview
• Air revenue = 12% of Expedia’s worldwide annual revenue (TTM)
- ~90% of airplane tickets sold over Expedia’s online properties are agency transactions, in which
Expedia acts as an agent on behalf of a supplier and collects a commission
- Customer pays supplier directly, Expedia collects its remuneration after travel
- Lower revenue margin business vs. hotel transactions
• OTAs in U.S. eliminated most consumer booking fees for air tickets in spring 2009, resulting in reduced revenue per ticket while taking share from offline & supplier direct
Agency Model / Illustrative Transaction
Airlines
(Supplier)
GDS
Travelers
Revenue to Expedia:
•Largely unit / volume driven and includes:
•Portion of GDS fee
•Commissions & incentives from carriers
•Booking fees (some sites)
Other:
•Supplier is merchant of record
•Expedia bears no inventory risk
•Revenue recognized at booking, cash received within
weeks
•Agency model is used in other product categories,
including hotel
•Multi-GDS strategy
No online booking
Fees on E.com air tickets

35%
25%
15%
5%
-5%
-15%
-25%
-35%
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Air Revenue
Airfares
Rev. Per Ticket
Ticket Growth

expedia inc.

13 Q110 Company Overview Trended Worldwide Air Growth Statistics (y/y) Source: Company financial reports

Q110 Company Overview
12.6% 12.5%
12.5%
12.5%
12.6%
12.6%
12.4%
12.1%
11.6%
13.6% 13.6%
13.7%
13.8%
14.0%
14.1%
13.9% 13.6%
13.1%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Stable Supplier Relationships & Economics
Trended Revenue Margin (TTM)
Stable supplier margins indicate healthy supplier relationships
Recent reductions driven by traveler fee cuts
Supplier margins largely stable driven by:
Long-term agreements with airlines and GDS providers
Better hotel relationships through PSG investment
Growth in advertising business helping offset fee cut impact
Excluding ad & media revenue Including ad & media revenue
Source: Company financial reports

Q110 Company Overview
Q110 Results
Figures in $mm unless otherwise noted
Unit Growth
• Q110 worldwide room night growth of 18%
• Q110 worldwide air ticket growth of 22%
* Excludes stock-based compensation. ** OIBA includes realized gain/(loss) from revenue hedges  ***
Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adj. EBITDA includes realized gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Q110 Q109 y/y
Transactions (mm) 15.8 13.5 18%
Gross Bookings $6,632 $5,225 27%
Revenue 718 636 13%
Cost of Revenue * 157 143 10%
Selling & Marketing * 277 232 19%
Tech & Content * 82 72 14%
General & Administrative * 62 59 4%
Total Costs and Expenses * 578 506 14%
OIBA ** 143 130 10%
OIBA Margin 20% 20% (56bps)
Adjusted EBITDA *** 168 154 9%
Adj. EBITDA Margin 23% 24% (87bps)
Free Cash Flow 590 479 23%
Source: Company financial reports
1
1
1
1
1
1
1
1
1
1
1

900
800
700
600
500
400
300
200
100
-
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110

expedia inc.

Q110 Company Overview
Trended Free Cash Flow (TTM)
$millions
‘08 cash flows down due
to taxes, slowing
merchant hotel & one-
time cap ex
Over  $1.5B in free cash flow generated in past 3 years
Source: Company financial reports
‘09 cash flows improved
due to higher earnings,
merchant hotel recovery
& normalized cap ex

340
330
320
310
300
290
280
270
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110

expedia inc.

Q110 Company Overview
Efficiently Managing Dilution
9% reduction in share base since Q107
millions of adjusted diluted shares
Source: Company financial reports
Q2 / Q3 ‘06 repurchased 20mm
shares for $288mm
Q107 repurchased 30mm
shares for $660mm
Q307 repurchased 25mm
shares for $725mm
Q110 repurchased 8.4mm
shares for $188mm

Q110 Company Overview
Capitalization
Source: Company financial reports. Some numbers may not add due to rounding.
Modest leverage;
minimal net debt
2 debt issues with long-
term maturities
(2018 Notes have 2013
investor put)
3/31/10
Cash and Cash Equivalents
1
$997
Revolving Credit Facility
2
--
7.456% Notes due 2018 500
8.500% Notes due 2016 395
Total Debt $895
Net Debt (102)
Market Value of Equity ³
$7,058
Total Capitalization $6,956
Adjusted EBITDA TTM
4
$878
Total Debt / Adj. EBITDA
4
1.0
Net Debt / Adj. EBITDA
4
NA
1
Does not include restricted cash, short-term investments and corporate bond investments that are included in long-term assets.
2
Total size of revolving credit facility closed in February 2010 is $750 million; available capacity reduced by $30mm in outstanding letters of credit  as of March 31, 2010.
3
Based on 284mm outstanding shares &  April 16th  2010 closing share price of $24.85.
4 Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments, certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any realized gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers

Q110 Company Overview
12.31.05 12.31.06 12.31.07 12.31.08 12.31.09
TTM
3.31.10
Leverage Measures
Total Debt / TTM Adjusted EBITDA
1
0.3 0.8 1.5 2.0 1.0 1.0
Net Debt / TTM Adjusted EBITDA
1
N/A N/A 0.6 1.1 0.3 N/A
Coverage Measures
TTM Adj. EBITDA / TTM Interest
Expense
1
N/A 37.5 13.8 10.8 10.3 10.5
TTM Free Cash Flow / TTM Int.
Expense
1
N/A 30.4 11.8 5.0 6.9 8.3
Trended Credit Metrics
Demonstrated strong credit metrics, consistent with investment grade rating
1
See Appendix B for reconciliation of non-GAAP to GAAP numbers
Source: Company financial reports

Q110 Company Overview
Rating Agency Snapshot
S&P (Analyst: Andy Liu)
Rating Raised To ‘BBB-’ From ‘BB’; Outlook Stable
Oct 14, 2009 Note:
“The ratings upgrade is based on Expedia's revised financial policy, solid operating performance, and strong financial measures.“
“BBB- rating reflects the company's leading market share, strong brands, good discretionary cash flow, and solid credit measures. These positive factors offset the intense competitiveness of the online travel agency market,
Expedia's concentration of earnings from this market, varying supplier dynamics, and some cyclicality.”
Moody’s (Analyst: Stephen Sohn)
Rating Raised from Ba2 to Ba1 / Stable / SGL-1
Oct 30, 2009 Credit Opinion:
“The upgrade is based on Expedia’s solid operating performance amidst the global recession and management’s commitment to more conservative financial policies.”
“Management has publicly committed to financial policies commensurate with an investment grade rated company, specifically 2 to 3 times (gross debt to EBITDA).”
“We anticipate that modest acquisition and share buyback activity will be funded through the company’s free cash flow generation and that balance sheet liquidity will remain robust through 2010. In addition, we expect leverage…to remain consistent with management targets.”
Fitch Rates Expedia, Inc.'s 'BBB-'; Outlook Stable
Issuer Default Rating (IDR) 'BBB-‘; Senior unsecured notes 'BBB-'; Senior unsecured bank credit facility 'BBB-’; Rating Outlook is Stable.
“Fitch
expects Expedia to exhibit modest revenue growth and stable EBITDA margins in 2010. Results should benefit from a stabilization of industry travel trends and be positively impacted by continued share gains at Expedia as consumers increasingly utilize online travel agents (OTAs). Additionally, while EBITDA margin pressure continues to exist in the core hotel and airline travel booking business, Expedia's advertising revenue stream, the growth of which has outpaced overall corporate revenue growth, carries substantially higher margins and should add stability to current profitability metrics.”
Solid execution & adequate liquidity in a challenging environment

Q110 Company Overview
Summary
•
Attractive macro tailwind as travel industry shifts online
•
World’s #1 online provider of travel-related services
Leading traffic, supply, scale, bookings, revenue & cash flows
Strong and complementary portfolio of brands and products
Critical partner to airlines, hotels and other travel suppliers
•
Countercyclical elements
Low exposure to airline industry (12% of revenue base - TTM)
Promotional hotel supply improves in downturn
Diversified brands, business models and geographic reach
Roughly 60% variable  / 40% fixed cost base
•
Compelling platforms for travel suppliers, travelers & advertisers
•
Strong business model, execution & credit metrics
Substantial free cash flow
1
(FY09: $584mm; TTM $695)
Modest leverage (1.0x)
Strong interest coverage (10.5x)
High operating margins and modest ongoing cap-ex (~4% revenue)
•
Proven management
1
See Appendix B for reconciliation of non-GAAP to GAAP numbers

22 Q110 Company Overview Appendix A

Q110 Company Overview
Business Model – Income Statement (FY 2009)
(Figures in $millions)
Gross bookings $21,811
Revenue 2,955
Cost of revenue * 605
Selling and marketing * 1,015
General and administrative * 259
Technology and content * 304
“OIBA” *
(incl. $11mm hedge loss)
762
OIBA margin* 26%
Stock-based compensation 62
Amortization of intangibles 38
Occ tax, legal reserves &
restructuring  102
Operating income (GAAP) 571
• customer operations
• credit card & fraud expense
• data center & other costs
Consists of direct
(74%)
advertising expenses (search
engine marketing & other
online advertising,  TV,  etc.)
and indirect, personnel-
related costs (26%),
including our supplier
relationship function (PSG).
Amortization of M&A activity
Annual employee awards granted
each Q1 ; company switched to
options from RSUs in 2009.
(1) Personnel–related costs,
including executive leadership,
finance, legal, tax and HR functions.
(2) Fees for professional services
typically related to legal, tax and
accounting engagements.
Customer books travel product or
service; total retail value (incl taxes
and fees) constitutes “Gross
Bookings.”
Expedia’s portion of the gross
booking gets recorded as revenue
(inc. commissions, fees, etc.). Also
includes advertising & media
revenue. Revenue = 13.5% of ‘09
bookings.
Principally relates to payroll
and related expenses, hardware
& software, licensing &
maintenance and software
development cost amortization.
Source: Company financial reports
* Excludes stock-based compensation. See Appendix B for reconciliation of non-GAAP with GAAP numbers.
(excl. $11mm hedge loss)

Q110 Company Overview
Growth
2005 2006 2007 2008 2009 2006 2007 2008 2009
Gross Bookings $15,336 $16,882 $19,632 $21,269 $21,811 10% 16% 8% 3%
Revenue 2,119 2,238 2,665 2,937 2,955 6% 19% 10% 1%
Cost of Goods Sold
& Operating
Expenses * 1,492 1,639 1,996 2,239 2,183 10% 22% 12% (3%)
OIBA*** 627 599 670 698 762 (5%) 12% 4% 9%
OIBA Margin*** 30% 27% 25% 24% 26% (283bps) (165bps) (136bps) 201bps
Adj. EBITDA** 678 648 729 775 864 (4%) 13% 6% 12%
EBITDA Margin*** 32% 29% 27% 26% 29% (303bps) (160bps) (98bps) 287bps
Free Cash Flow 807 525 625 361 584 (35%) 19% (42%) 62%
Trended Historical Results
•
Positive top-line growth
• Despite difficult environment in 2009 were able to generate substantial OIBA margins
• $3.4B in cumulative OIBA & $2.9B in cumulative free cash flow
(Figures in $millions)
* Excludes stock-based compensation. See reconciliation of non-GAAP measure in appendix B.
** Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers
*** See Appendix B for reconciliation of non-GAAP numbers.

25 Q110 Company Overview Appendix B

Q110 Company Overview
Tabular Reconciliations For Non-GAAP Data
Operating Income Before Amortization
Source: Company financial reports
Three months ended
March 31,
2010 2009
(In thousands)
OIBA
$           142,544 $           129,787
Amortization of intangible assets
(9,028) (9,069)
Stock-based compensation
(18,892) (18,572)
Restructuring charges
- (8,718)
Realized gain on revenue hedges
(2,450) (481)
Operating income
112,174 92,947
Interest expense, net
(20,608) (18,974)
Other, net
568 (6,947)
Provision for income taxes
(31,535) (27,272)
Net income attributable to noncontrolling interests
(1,204) (370)
Net income attributable to Expedia, Inc.
$             59,395 $             39,384

Q110 Company Overview
Tabular Reconciliations For Non-GAAP Data
Operating Income Before Amortization
(figures in $000s)
Year Ended
Dec. 31,
2005
Year Ended
Dec. 31,
2006
Year Ended
Dec. 31,
2007
Year Ended
Dec. 31,
2008
Year Ended
Dec. 31,
2009
OIBA $    627,441 $    599,018 $    669,487 $    697,774 $    761,532
OIBA margin 30% 27% 25% 24% 26%
Amortization of intangible assets (126,067) (110,766) (77,569) (69,436) (37,681)
Amortization of non-cash distribution and
marketing (12,597) (9,638) - - -
Stock-based compensation (91,725) (80,285) (62,849) (61,291) (61,661)
Restructuring charges - - - - (34,168)
Occupancy tax assessments and legal reserves - - - - (67,658)
Impairment of goodwill - - - (2,762,100) -
Impairment of intangible & other long-lived assets - (47,000) - (233,900) -
Realized loss on revenue hedges - - - - 11,050
Operating income / (loss) 397,052 351,329 529,069 (2,428,953) 571,414
Operating income margin 19% 16% 20% n/a 19%
Interest income (expense), net 48,673 14,799 (13,478) (41,573) (78,027)
Other, net (8,428) 18,770 (18,607) (44,178) (35,364)
Write-off of long-term investment (23,426)
Provision for income taxes (185,977) (139,451) (203,114) (5,966) (154,400)
Net (income) loss attributable to noncontrolling
interests 836 (513) 1,994 2,907 (4,097)
Net income / (loss) attributable to Expedia, Inc. $    228,730 $    244,934 $    295,864 $(2,517,763) $    299,526
Source: Company financial reports

Q110 Company Overview
Tabular Reconciliations For Non-GAAP Data
Costs & Expenses
(figures in $000s)
Year Ended
Dec. 31, 2005
Year Ended
Dec. 31, 2006
Year Ended
Dec. 31, 2007
Year Ended
Dec. 31, 2008
Year Ended
Dec. 31, 2009
Total costs and expenses* $    1,583,739 $    1,718,853 $    2,058,694 $    2,300,530 $    2,244,505
Less: stock-based compensation (91,725) (80,285) (62,849) (61,291) (61,661)
Costs and expenses excluding stock-based
compensation 1,492,014 1,638,568 1,995,845 2,239,239 2,182,844
* Includes cost of revenue, selling and marketing, general and administrative and technology and content expenses.
Source: Company financial reports
(figures in $000s)
Quarter
Ended March
31, 2009
Quarter
Ended March
31, 2010
Total costs and expenses* $    524,978 $    596,717
Less: stock-based compensation (18,572) (18,892)
Costs and expenses excluding stock-based
compensation 506,406 577,825

Q110 Company Overview
Tabular Reconciliations For Non-GAAP Data
Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization
(figures in $000s)
Year Ended
Dec. 31,
2005
Year Ended
Dec. 31,
2006
Year Ended
Dec. 31,
2007
Year Ended
Dec. 31,
2008
Year Ended
Dec. 31,
2009
Adjusted EBITDA 677,886 647,797 729,013 774,574 864,314
Adjusted EBITDA margin 32% 29% 27% 26% 29%
Depreciation (50,445) (48,779) (59,526) (76,800) (102,782)
OIBA 627,441 599,018 669,487 697,774 761,532
Source: Company financial reports
(figures in $000s)
Qtr Ended
March 31,
2010
Qtr Ended
March 31,
2009
Adjusted EBITDA 168,159 154,423
Adjusted EBITDA margin 23% 24%
Depreciation (25,615) (24,636)
OIBA 142,544 129,787

Q110 Company Overview
Tabular Reconciliations For Non-GAAP Data
Costs & Expenses
12 Months
Ended
12 Months
Ended
3 Months
Ended
3 Months
Ended
(figures in $000s)
12.31.08 12.31.09 3.31.09 3.31.10
Cost of revenue
638,709 607,251 143,513 158,030
Less: stock-based compensation
(2,252) (2,285) (711) (789)
Cost of revenue excluding stock-based
compensation
636,457 604,966 142,802 157,241
Selling and marketing
1,105,337 1,027,062 235,884 280,838
Less: stock-based compensation
(10,198) (12,440) (3,991) (4,317)
Selling and marketing excluding stock-
based compensation
1,095,139 1,014,622 231,893 276,521
Technology and content
287,763 319,708 77,672 86,791
Less: stock-based compensation
(15,111) (15,700) (5,176) (4,381)
Technology and content excluding
stock-based compensation
272,652 304,008 72,496 82,410
General and administrative
268,721 290,484 67,909 71,058
Less: stock-based compensation
(33,730) (31,236) (8,694) (9,405)
General and administrative excluding
stock-based compensation
234,991 259,248 59,215 61,653
Source: Company financial reports

Q110 Company Overview
Tabular Reconciliations For Non-GAAP Data
Free Cash Flow
(figures in $000s)
3 months ended
March 31, 2009
3 months ended
March 31, 2010
Net cash provided by operating activities 619,527 502,004
Less: capital expenditures (29,675) (23,386)
Free cash flow 589,852 478,618

Q110 Company Overview
Tabular Reconciliations For Non-GAAP Data
Free Cash Flow
TTM = Trailing Twelve Month periods ended
(figures in $000s) TTM 12.05 TTM 12.06 TTM 3.07 TTM 6.07 TTM 9.07 TTM 12.07 TTM 3.08 TTM 6.08
Net cash provided by operating
activities
859,187 617,440 703,569 831,140 859,228 712,069 737,792 660,510
Less: capital expenditures (52,315) (92,631) (97,925) (97,576) (82,671) (86,658) (101,514) (118,417)
Free cash flow 806,872 524,809 605,644 733,564 776,557 625,411 636,278 542,093
TTM 9.08 TTM 12.08 TTM 3.09 TTM 6.09 TTM 9.09 TTM 12.09 TTM 3.10
Net cash provided by operating
activities
514,242 520,688 458,913 494,184 573,491 676,004 793,527
Less: capital expenditures (148,022) (159,827) (150,025) (131,146) (103,775) (92,017) (98,306)
Free cash flow 366,220 360,861 308,888 363,038 469,715 583,987 695,221
Source: Company financial reports. Numbers may not add due to rounding.